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Issue of a Documentary Credit

Basic Header	F 01 BKCHENBJA740 0000 000000

Application Header	I 700 RZ00AT2LXXXX N
*RAIFFEISENLANDESBANK
*OBEROESTERREICH AKTIENGSELLSCHAFT
*LINZ

User Header	Service Code 103:
Bank. Priority 113:
Msg User Ref. 108: HKHQIM0857
Sequence of Total	*27	: 1/1

Form of Doc. Credit	*40 A	: IRREVOCABLE

Doc. Credit Number	*20	: LC7410173/10

Date of Issue	30 C	: 100629

Applicable Rules	*40 E	: UCP LATEST VERSION
/
Expiry	*31 D	: Date 120401 Place AUSTRIA

Applicant	* 50	: HAINAN SHINER INDUSTRIAL CO., LTD.
19/F DIDU BUILDING NO.2 NORTH
LONGKUN ROAD, HAKOU,HAINAN,CHINA

Beneficiary	*59	: BRUCKNER MASCHINENBAU GMBH N CO KG
KONIGSBERGER STR 5-7 83313
SIEGSDORF GERMANY

Amount	*32 B	: Currency EUR Amount 6.723.900,00

Pos. / Neg. Tol.(%)	39 A	:0 / 0

Available with/by	*41 D	: ANY BANK
AT SIGHT
BY NEGOTIATION

Partial Shipments	43 P	: ALLOWED

Transhipment	43 T	: ALLOWED

Port of Loading	44 E	:
SEAPORT OF GERMANY/SHANGHAI WAIGAOQIAO FREE TRADE ZONE WAREHOUSE

Port of Discharge	44 F	:
HAIKOU, CHINA

Latest Date of Ship.	44 C	: 110216

Descript. of Goods	45 A	:
COMMODITY: 6.6 M BOPP FILM PRODUCTION LINE
ACCORDING TO CONTRACT NO.HSIC 2009-001 DATED 09.12.2009
TOTAL CONTRACT VALUE: EUR 7,471,000.00
CIF HAIKOU PORT (FOR SHIPMENT BY VESSEL) OR CIP HAIKOU CITY (FOR SHIPMENT BY TRUCK)

Documents required	46 A	:

PART A. EUR 5,603,250.00 (75 PCT OF TOTAL CONTRACT PRICE) WILL BE PAID UNDER THIS LC AGAINST PRESENTATION OF FOLLOWING SHIPPING DOCUMENT:

1. SIGNED COMMERCIAL INVOICE IN 3 COPIES INDICATING LC NO. AND CONTRACT NO.HSIC 2009-001

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Issue of a Documentary Credit

2.

1) FOR SHIPMENT FROM GERMAN SEAPORT TO HAIKOU PORT, P. R. CHINA, THE FOLLOWING DOCUMENTS IS APPLICABLE:
FULL SET OF CLEAN ON BOARD OCEAN BILLS OF LADING MADE OUT TO ORDER AND BLANK ENDORSED, MARKED “FREIGHT PREPAID” AMD NOTIFYING THE APPLICANT.
2) FOR SHIPMENTS FROM SHANGHAI WAIGAOQIAO FREE TRADE ZONE WAREHOUSE TO HAIKOU CITY, P. R. CHINA, THE FOLLOWING DOCUMENTS IS APPLICABLE:
FORWARDER’S CERTIFICATE OF RECEIPT (FCR) CONSIGNED TO APPLICANT MARKED “FREIGHT PREPAID”

3. PACKING LIST IN 3 COPIES.

4. INSURANCE CERTIFICATE IN DUPLICATE FOR 110 PCT OF THE INVOICE VALUE SHOWING CLAIMS PAYABLE IN CHINA, IN CURRENCY OF THE LC, BLANK ENDORSED, COVERING ALL RISKS.
5. CERTIFICATE OF QUALITY ISSUED BY THE BENEFICIARY.
6. CERTIFICATE OF ORIGIN ISSUED BY THE BENEFICIARY.
PART B.	EUR373,550.00 (5 PCT OF TOTAL CONTRACT PRICE) WILL BE PAID UNDER THIS LC AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:
1. PAYMENT REQUEST.
2. PROTOCOL OF COMPLETION OF INSTALLATION SIGNED BY BOTH PARTIES IN ONE COPY,

IF THE PROTOCOL OF COMPLETION OF INSTALLATION CAN NOT BE PRESENTED WITHIN 16 MONTHS AFTER RECEIPT OF THE DOWN PAYMENT (BEING 01.06.2011), DUE TO THE APPLICANT\S REASON UNILATERALLY, THE BENEFICIARY HAS THE OPTION TO PRESENT THE FOLLOWING DOCUMENT AFTER THAT DATE ALTERNATIVELY:

BENEFICIARY’S WRITTEN DECLARATION STATING THAT THE PROTOCOL OF COMPLETION OF INSTALLMENT HAS NOT BEEN SIGNED NOT DUE TO OK YES BENEFICIARY’S RESPONSIBILITY.
PART C.	EUR747,100.00 (10 PCT OF TOTAL CONTRACT PRICE) WILL BE PAID UNDER THIS LC AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:
1. PAYMENT REQUEST.
2. ACCEPTANCE PROTOCOL SIGNED BY BOTH PARTIES IN ONE COPY.

3. PERFORMANCE GUARANTEE COVERING EUR747,100.00 (10 PCT OF TOTAL CONTRACT PRICE) ISSUED BY BENEFICIARY’S BANK FOR THE WARRANTY PERIOD. THE PERFORMANCE GUARANTEE SHALL BE VALID FOR A PERIOD OF 12 MONTHS CALCULATED FROM THE DATE OF ACCEPTANCE PROTOCOL OR 22 MONTHS AFTER LAST SHIPMENT DATE WHICHEVER COMES EARLIER.

IF THE ACCEPTANCE PROTOCOL CAN NOT BE PRESENTED WITHIN 23 MONTHS AFTER RECEIPT OF THE DOWN PAYMENT (BEING 01.01.2012), DUE TO THE APPLICANT’S REASON UNILATERALLY, THE BENEFICIARY HAS THE OPTION TO PRESENT THE FOLLOWING DOCUMENT AFTER THAT DATE ALTERNATIVELY: BENEFICIARY’S WRITTEN DECLARATION STATING THAT THE ACCEPTANCE PROTOCOL HAS NOT BEEN SIGNED NOT DUE TO BENEFICIARY’S RESPONSIBILITY.

Additional Cond. 47A:
1. ONE EXTRA PHOTOCOPY OF INVOICE AND TRANSPORT DOCUMENTS SHOULD BE PRESENTED FOR OUR FILE ONLY, OTHERWISE, MISC. FEE USD30.00 WILL BE DEDUCTED FROM THE PROCEEDS.
2. DISCREPANT DOCUMENTS WILL BE HANDLED IN ACCORDANCE WITH UCP600 ART.16.
3. A HANDLING FEE OF USD70.00 OR EQUIVALENT WILL BE DEDUCTED FROM THE PROCEEDS FOR DOCUMENTS PRESENTED WITH DISCREPANCY (IES).

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Issue of a Documentary Credit

4. PAYMENT HANDLING FEE AND ANY CABLE CHARGES RELATED TO ADVICE OF DISCREPANCY (IES), ACCEPTANCE AND/OR PAYMENT ARE FOR ACCOUNT OF BENEFICIARY.
5. ALL DOCUMENTS MENTIONED UNDER PART A OF 46A MUST BE SENT TO ISSUING BANK (ADD: BANK OF CHINA, ATTN: I/B DEPT.) IN TWO LOTS VIA COURIER SERVICE, ALL OTHER DOCUMENTS IN ONE LOT VIA COURIER SERVICE.
6. EUR747,100.00 (10 PCT OF TOTAL CONTRACT PRICE) HAVE ALREADY BEEN PAID OUTSIDE THIS LC AS DOWN PAYMENT.
Detail of Charges	71 B:	ALL BANKING CHARGES OUTSIDE OF
OPENING BANK ARE FOR BENEFICIARY’S
ACCOUNT.
Presentation Period	48:	DOCUMENTS TO BE PRESENT WITHIN 21
DAYS AFTER THE DATE OF ISSUANCE OF
THE TRANSPORT DOCUMENT(S) BUT
WITHIN THE VALIDITY OF THE CREDIT.
Confirmation	*49	: WITHOUT
INSTRUCTION	78	:
1. WE HEREBY UNDERTAKE THAT TALL DOCUMENTS IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE PAID AT MATURITY.
2. THE PRESENTING BANK MUST STATE ON THEIR REMITTANCE COVERING.

SCHEDULE THAT EACH DRAWING HAS BEEN ENDORSED ON THE REVERSE OF THE ORIGINAL L/C.
Send to Rec. Info. 72:	SUBJECT TO U.C.P. (2007 REVISION)
I.C.C. PUBLICATION NO.600
THIS IS THE OPERATIVE INSTRUMENT,
NO MAIL CONFIRMATION WILL FOLLOW.
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